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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 APRIL 30, 2007

                        RAPTOR NETWORKS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

           COLORADO                     333-74846               84-1573852
        (State or other         (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

Amendment to Articles of Incorporation
--------------------------------------

         On March 27, 2007, the Board of Directors ("Board of Directors") of Raptor Networks Technology, Inc. (the "Company") adopted resolutions approving an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000 from the previous authorized amount of 110,000,000 (the "Article Amendment"). The Article Amendment was discussed in the Proxy Statement for the Company's 2007 Annual Meeting of Shareholders (the "Shareholders' Meeting"), which was filed with the Securities and Exchange Commission on March 27, 2007. At the Shareholders' Meeting, which was held on April 30, 2007, the Company's shareholders approved the Article Amendment. The Article Amendment became effective upon its filing with the Colorado Secretary of State on April 30, 2007.

Amendment to Bylaws
-------------------

         The Board of Directors adopted an amendment to Article II, Section 1 of the Company's Bylaws reducing the number of directors constituting the entire Board of Directors to three from the previous number of four (the "Bylaw Amendment"). The Bylaw Amendment is effective as of April 30, 2007.

         The description of the Article Amendment and the Bylaw Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment to Articles of Incorporation and the Action With Respect To Bylaws attached hereto as Exhibit
3.1 and Exhibit 3.2, respectively, and incorporated by this reference into this Current Report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements. Not Applicable

         (b) Pro Forma Financial Information. Not Applicable

         (c) Exhibits

             Exhibit Number   Description
             --------------   -----------

             3.1              Articles of Amendment to Articles of Incorporation

             3.2              Action With Respect to Bylaws


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 4, 2007                     RAPTOR NETWORKS TECHNOLOGY, INC.



                                      By:  /s/ Bob van Leyen
                                           -------------------------------------
                                           Bob van Leyen
                                           Chief Financial Officer and Secretary



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